Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 12, 2014 is among Aspen Insurance Holdings Limited (“Aspen”), the undersigned Subsidiary Borrowers (together with Aspen, each a “Borrower” and collectively the “Borrowers”), the several banks that are parties hereto, and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement (as defined below).
WHEREAS, the Borrowers, various banks, the Collateral Agent and Barclays Bank PLC, as administrative agent, entered into an Amended and Restated Credit Agreement dated as of June 12, 2013 (the “Credit Agreement”); and
WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments. Subject to Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The following definition shall be added to Section 1.1 in proper alphabetical order:
“ILS Entity”: means Silverton Re Ltd. and any other entity formed or sponsored by a Group Member in connection with the establishment and/or management of insurance-linked securities.
(b)    The definition of “Subsidiary” is amended in its entirety to read as follows:
“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned by such Person; provided that for purposes of this Agreement, no ILS Entity shall be considered a Subsidiary of the Company or any other Group Member. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.
(c)    Section 7.3 is amended by (i) deleting the word “and” at the end of clause (k), (ii) renumbering clause (l) as clause (m), and (iii) inserting the following new clause (l):
(l)    Dispositions of the equity interests in a Subsidiary to a Wholly Owned Subsidiary of the Company; and
(d)    Section 7.5 is amended by (i) deleting the word “and” at the end of clause (j), (ii) renumbering clause (k) as clause (l), and (iii) inserting the following new clause (k):
(k)    Investments in any ILS Entity; and

(e)    Section 7.11 is amended in its entirety to read as follows:
7.11    Transactions with Affiliates. Sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to the applicable Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among any Borrower and any other Borrower not involving any other Affiliate, and (c) transactions with any ILS Entity.
2.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)The Administrative Agent shall have received a counterpart of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders.

(b)The representations and warranties of the Borrowers contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c)No Default has occurred and is continuing or will result from the effectiveness of this Amendment.

3.Borrower Representations. Each Borrower hereby represents and warrants, on and as of the Amendment Effective Date, that (i) the representations and warranties applicable to such Borrower contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) this Amendment has been duly authorized, executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and to applicable bankruptcy, insolvency, and similar laws affecting the enforcement of creditors’ rights generally, and (iii) no Default shall have occurred and be continuing, both immediately before and after giving effect to the applicable provisions of this Amendment.

4.Reaffirmation of Loan Documents. Each Borrower agrees that each Loan Document to which it is a party remains in full force and effect and is hereby ratified and confirmed. The amendments provided for herein are limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to consent to any action requiring consent under any other provision of the Credit Agreement.
5.FATCA. The parties hereto intend to treat this Amendment as not being a significant modification.

6.Other. The provisions of Sections 11.5, 11.9, 11.12, 11.13 and 11.20 of the Credit Agreement are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

[Signatures follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
DEBTORS:
ASPEN INSURANCE HOLDINGS LIMITED

By: /s/ Christopher O’Kane

Name:	Christopher O’Kane

Title:	Chief Executive Officer

ASPEN BERMUDA LIMITED

By: /s/ Mike Cain

Name:	Mike Cain

Title:	Director

ASPEN INSURANCE UK LIMITED

By: /s/ Nigel Terry

Name:	Nigel Terry

Title:	Director

ASPEN (UK) HOLDINGS LIMITED

By: /s/ Mike Cain

Name:	Mike Cain

Title:	Director

ASPEN SPECIALTY INSURANCE COMPANY

By: /s/ Mario P. Vitale

Name:	Mario P. Vitale

Title:	President & Chief Executive Officer

ASPEN U.S. HOLDINGS, INC.

By: /s/ Mario P. Vitale

Name:	Mario P. Vitale

Title:	President

ASPEN UNDERWRITING LIMITED

By: /s/ Nigel Terry

Name:	Nigel Terry

Title:	Director

ASPEN AMERICAN INSURANCE COMPANY

By: /s/ Mario P. Vitale

Name:	Mario P. Vitale

Title:	President & Chief Executive Officer

ADMINISTRATIVE AGENT:
Barclays Bank PLC, as Administrative Agent

By: /s/ Alicia Borys

Name:	Alicia Borys

Title:	Vice President

LENDERS:
Barclays Bank PLC

By: /s/ Alicia Borys

Name:	Alicia Borys

Title:	Vice President

CITIBANK, N.A.

By: /s/ John M. Modin

Name:	John M. Modin

Title:	Vice President/Managing Director

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Virginia Cosenza

Name:	Virginia Cosenza

Title:	Vice President

By: /s/ Ming K. Chu

Name:	Ming K. Chu

Title:	Vice President

LLOYDS TSB BANK PLC

By: /s/ Stephen Giacolone

Name:	Stephen Giacolone - G011

Title:	Assistant Vice President

By: /s/ Daven Popat

Name:	Daven Popat - P003

Title:	Senior Vice President

HSBC BANK BERMUDA LIMITED

By: /s/ Louise Twiss West

Name:	Louise Twiss West

Title:	Associate Director,
Financial Institutions Group

By: /s/ Matt Living

Name:	Matt Living

Title:	Head of Financial Institutions Group

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ Evan Glass
Name:    Evan Glass
Title:     Senior Vice President